Exhibit 99.1

Foot Locker
CROSS COUNTRY CHAMPIONSHIPS

FOOT LOCKER, INC.

Foot Locker | FOOTACTION USA | kids Foot Locker | Lady Foot Locker

CHAMPS SPORTS | Eastbay | CCS | TEAM EDITION APPAREL

2011 Bank of America Merrill Lynch Consumer Conference

March 10, 2011

This presentation contains forward-looking statements within the meaning of the federal securities laws. Other than statements of historical facts, all statements which address activities, events, or developments that the Company expects will or may occur in the future, including, but not limited to, such things as future capital expenditures, expansion, strategic plans, dividend payments, stock repurchases, growth of the Company’s business and operations, including future cash flows, revenues, and earnings, and other such matters, are forward-looking statements. These forward-looking statements are based on many assumptions and factors detailed in the Company’s filings with the Securities and Exchange
Commission, including the effects of currency fluctuations, customer demand, fashion trends, competitive market forces, uncertainties related to the effect of competitive products and pricing, customer acceptance of the Company’s merchandise mix and retail locations, the
Company’s reliance on a few key vendors for a majority of its merchandise purchases
(including a significant portion from one key vendor), unseasonable weather, further deterioration of global financial markets, economic conditions worldwide, any changes in business, political, and economic conditions due to the threat of future terrorist activities in the United States or in other parts of the world and related U.S. military action overseas, the ability of the Company to execute its business and strategic plans effectively with regard to each of its business units, and risks associated with foreign global sourcing, including political instability, changes in import regulations, and disruptions to transportation services and distribution. Any changes in such assumptions or factors could produce significantly different results. The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise.

Disclosure Regarding Forward-Looking Statements

Introduction

Strategic Vision

Strategic Plan

2010 Financial Results and Long-Term Objectives

Opportunities

Summary

Strategic Vision

To be the leading global retailer of
athletically inspired shoes and apparel

Strategic Plan

1.

Be the Power Merchandiser of athletic shoes and apparel with clearly defined Brand Banners

2.

Develop a compelling Apparel assortment

3.

Make our stores and internet sites Exciting Places to shop and buy

4.

Aggressively pursue Growth Opportunities

5.

Increase the Productivity of all of our assets

6.

Build on our industry leading Retail Team

Power Merchandiser

I.

Broaden our Range of athletic shoes and apparel to Reach More
Customers

II.

Strengthen our position with Leading Athletic Brands with strong partnerships

III.

Develop powerful Marketing programs

Compelling Apparel Assortment

I.

Be a leader in Branded Athletic apparel in look and function

II.

Create a meaningful Private Label apparel business

III.

Strengthen our In-Store Merchandising of apparel

Product Detail
Nike Zoom Kobe IV
$199.99
ADD TO CART
Description
Variations

USA
6
SYRACUSE
23

Foot Locker, Inc.

Exciting Places to Shop and Buy

I.

Capitalize on our strong customer service model

II.

Create a consistent, exciting shopping environment

III.

Connect our channels

IV.

Encourage new ideas

EUROPE
= Existing Markets
FINLAND
SWEDEN
NORWAY
ESTONIA
RUSSIA
LATVIA
LITHUANIA
DENMARK
UNITED KINGDOM
IRELAND
POLAND
BELARUS
GERMANY
UKRAINE
SLOVAKIA
FRANCE
AUSTRIA
MOLDOVA
HUNGARY
ROMANIA
YUGOSLAVIA
BULGARIA
GEORGIA
ARMENIA
AZERBAIJAN
PORTUGAL
SPAIN
ITALY
TURKEY
GREECE
CYPRUS
SYRIA

RUN

[ccs]

Foot Locker, Inc.

Growth Opportunities

I.

Expand our International position

II.

Build on our On-Line  leadership

III.

Identify New Avenues for growth

IV.

Broaden our Reach for New Customers

Increase Productivity

I.

Rigorously manage our Expenses

II.

Improve our Inventory Turnover and Merchandise Flow

III.

Improve our Conversion Rate

IV.

Improve the Efficiency and Effectiveness of our operations

Industry Leading Retail Team

I.

Attract, Develop and Retain the best people in retail

II.

Build on our Sales Oriented and Customer Focused culture

III.

Strengthen the Selling and Service Skills of our stores organization

2009

2010

Sales ($ billion)

$4.9

$5.0

Sales/Avg. Gross Sq. Ft.

$333

$360

EBIT Rate*

2.8%

5.4%

Net Income Rate*

1.8%

3.4%

ROIC*

5.3%

8.3%

Long-Term

Objective

10.0%

$6.0

$400

8.0%

5.0%

Long-Term Financial Objectives

*Represents non-GAAP measures.  Results adjusted to exclude impairment, inventory write-down, restructuring and income tax charges.

Opportunities

Differentiate Brand Banners Further

Enhance Footwear and Apparel Assortments

Improve Operational Execution

Accelerate Growth Initiatives

Increase Productivity of Assets

Strategic Vision

To be the leading global retailer of athletically inspired shoes and apparel

Strategic Plan

Doing what we do well---Better and more efficiently

Pursue new growth opportunities

Financial Objectives

“Stretch Goals” But Realistic and Achievable

Off to a good start

Significant strengths and opportunities provide solid
foundation for Profit Growth

Positioned Well For 2011

Strategic Plan Summary